Execution Version

EIGHTH AMENDMENT TO CREDIT AGREEMENT
This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”), dated as of June 28, 2019, by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a Delaware corporation (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a Delaware corporation (“U.S. Holdings”), AXALTA COATING SYSTEMS LTD., a Bermuda exempted limited liability company (“Successor Holdings”), each Subsidiary Guarantor listed on the signature pages hereto and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Eighth Amendment).
W I T N E S S E T H:
WHEREAS, the Borrowers, U.S. Holdings, Successor Holdings, the Lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent are parties to a Credit Agreement, dated as of February 1, 2013, as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of May 24, 2013, that certain Second Amendment to Credit Agreement, dated as of February 3, 2014, that certain Third Amendment to Credit Agreement, dated as of August 1, 2016, that certain Fourth Amendment to Credit Agreement, dated as of December 15, 2016, that certain Fifth Amendment to Credit Agreement, dated as of June 1, 2017, that certain Sixth Amendment to Credit Agreement, dated as of April 11, 2018 and that certain Seventh Amendment to Credit Agreement, dated as of October 31, 2018 (the “Credit Agreement”);
WHEREAS, on the date hereof, there is an outstanding Revolving Credit Facility under the Credit Agreement (for purposes of this Eighth Amendment, herein called the “Revolving Credit Facility”) in an aggregate amount of $400,000,000;
WHEREAS, the Loan Parties and the Revolving Credit Lenders party hereto wish to make certain amendments to the Credit Agreement set forth in Section 1 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement;
WHEREAS, pursuant to Subsection 3.08(a) of the Credit Agreement, the Borrowers may cause any existing Lender that has not consented to an amendment requiring the consent of each Lender affected thereby which has been consented to by the Majority Lenders of the Revolving Credit Facility (each such existing Lender, a “Non-Consenting Lender”) to assign all of its rights and obligations under the Credit Agreement to one or more assignees (each, a “Replacement Lender”) and
WHEREAS, pursuant to that certain engagement letter, dated as of June 5, 2019 between the Borrowers and Barclays Bank PLC, Barclays Bank PLC has agreed to act as the lead arranger and lead bookrunner with respect to this Eighth Amendment (in such capacities, the “Lead Arranger” and “Lead Bookrunner”, respectively);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1Amendments to Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:
(i)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
“Eighth Amendment” shall mean the Eighth Amendment, dated as of the Eighth Amendment Effective Date, to this Agreement by and among the Borrowers, U.S. Holdings, Successor Holdings, the Administrative Agent, the Collateral Agent and the lenders party thereto.
“Eighth Amendment Effective Date” means June 28, 2019.
(ii)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Commitment Fee” in its entirety as follows:
““Applicable Commitment Fee” means a percentage per annum equal to (a) from the     Eighth Amendment Effective Date until the first Business Day that immediately follows     the date on which a Compliance Certificate is delivered pursuant to Section 6.02(b) in    respect of the first full fiscal quarter ending after the Eighth Amendment Effective Date,     0.25% per annum, and (b) thereafter, the applicable percentage per annum set forth     below, as determined by reference to First Lien Net Leverage Ratio, as set forth in the     most recent Compliance Certificate received by the Administrative Agent pursuant to     Section 6.02(b):

Applicable Commitment Fee
Pricing Level	First Lien Net Leverage Ratio	Applicable Commitment Fee
1	< 1.25:1.00	0.20%
2	≥ 1.25:1.00	0.25%

Any increase or decrease in the Applicable Commitment Fee resulting from a change in the First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date the applicable Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that “Pricing Level 2” shall apply without regard to the First Lien Net Leverage Ratio (x) at any time after the date on which any annual or quarterly financial statement was required to have been delivered pursuant to Section 6.01(a) or Section 6.01(b) but was not delivered (or the Compliance Certificate related to such financial statements was required to have been delivered pursuant to Section 6.02(b) but was not delivered), commencing with the first Business Day immediately following such date and continuing until the first Business Day immediately following the date on which such financial statements (or, if later, the

Compliance Certificate related to such financial statements) are delivered, or (y) at all times if an Event of Default shall have occurred and be continuing.”
(iii)    Clause (c) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“(c) with respect to the Revolving Credit Facility, from the Eighth Amendment Effective Date until the first Business Day that immediately follows the date on which a Compliance Certificate is delivered pursuant to Section 6.02(b) in respect of the first full fiscal quarter ending after the Eighth Amendment Effective Date, 1.50% per annum for Eurocurrency Rate Loans, and 0.50% per annum for Base Rate Loans, and (ii) thereafter, for any day the applicable percentage per annum set forth below, as determined by reference to the First Lien Net Leverage Ratio, as set forth in the then most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) prior to such day:

Applicable Rate
Pricing Level	First Lien Net Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
1	< 1.25:1.00	1.50%	0.50%
2	≥ 1.25:1.00 and ≤ 2.25:1.00	1.75%	0.75%
3	> 2.25:1.00	2.00%	1.00%
”
(iv)    Clause (a) of the definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“(a)     with respect to the Revolving Credit Facility, the earlier of (i) March 2, 2024, (ii) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Loans pursuant to Section 2.06(a) or 8.02, and (iii) the date that is 91 days prior to the Term B-3 Dollar Loan Maturity Date (as such date may be extended under the terms of the Credit Agreement from time to time and including any similar term with respect to any refinancing thereof); provided that, if such 91st day prior to the Term B-3 Dollar Loan Maturity Date is not a Business Day, the “Maturity Date” pursuant to this clause (iii) shall be the immediately preceding Business Day,”
(v)    Schedule 2.01 to the Credit Agreement is hereby amended and replaced in its entirety with the schedule attached to this Eighth Amendment as Exhibit A.
SECTION 2    Conditions of Effectiveness of this Eighth Amendment. This Eighth Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived in the sole discretion of the Administrative Agent) (such date, the “Eighth Amendment Effective Date”):
(a)    the Borrowers, U.S. Holdings, Successor Holdings, the Administrative Agent, the Collateral Agent and each Revolving Credit Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Cahill Gordon & Reindel LLP, counsel to the Administrative Agent;
(b)    (y) the Revolving Credit Commitment of each Non-Consenting Lender shall have been assigned to a Replacement Lender (which may be evidenced by notation of such on Exhibit A hereto, without further execution of any Assignment and Assumptions or similar documentation other than a signature hereto) and (z) to the extent any, accrued and unpaid interest and fees in respect of Obligations owing to Non-Consenting Lenders relating to the Loans and participations held by such Non-Consenting Lender shall have been paid in full to such Non-Consenting Lender;
(c)    the Borrowers shall have paid, by wire transfer of immediately available funds, (i) to the Administrative Agent, all fees payable pursuant to any fee or engagement letter related to this Eighth Amendment between the Borrowers and Administrative Agent and (ii) all expenses due to the Administrative Agent, the Arrangers and the Lenders required to be paid on the Eighth Amendment Effective Date (including expenses required to be paid pursuant to Section 3 below), in each case to the extent invoiced prior to the Eighth Amendment Effective Date;
(d)    on the Eighth Amendment Effective Date and after giving effect to this Eighth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;
(e)    the Administrative Agent shall have received from the U.S. Borrower, acting in its capacity as Borrower Representative, a certificate executed by a Responsible Officer of the U.S. Borrower, acting in its capacity as Borrower Representative, certifying compliance with the requirements of preceding clause (d);
(f)    the Administrative Agent shall have received from the treasurer, chief financial officer, manager or individual with similar designation and authority of Successor Holdings (in each case on a consolidated basis) a solvency certificate (after giving effect to the Eighth Amendment on the Eighth Amendment Effective Date and the application of the proceeds thereof) substantially in the form of the solvency certificate delivered on the Closing Date pursuant to Section 4.01(a)(vii) of the Credit Agreement;
(g)    the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by an authorized officer, manager or director of each of the Borrowers and each other Loan Party;
(h)    there shall have been delivered to the Administrative Agent (A) copies of resolutions of the board of directors of the Borrowers, U.S. Holdings and Successor Holdings approving and authorizing the execution, delivery and performance of amendments to the Credit Agreement, certified as of the Eighth Amendment Effective Date by a Responsible Officer as being in full force and effect without modification or amendment and (B) good standing certificates, or the equivalent thereof, for the Borrowers, U.S. Holdings and Successor Holdings from the jurisdiction in which they are organized;
(i)    the Administrative Agent shall have received opinions from Latham & Watkins LLP, special legal counsel to the Borrowers, U.S. Holdings and Successor Holdings, addressed to the Administrative Agent, the Collateral Agent and the Revolving Credit Lenders, in form and substance reasonably satisfactory to the Administrative Agent;
(j)    the Administrative Agent shall have received opinions from Clifford Chance LLP, Dutch counsel to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and the Revolving Credit Lenders and the other Lenders, in form and substance reasonably satisfactory to the Administrative Agent;
(k)    the Administrative Agent shall have received opinions from Conyers Dill & Pearman, Bermuda legal counsel to Successor Holdings addressed to the Administrative Agent, the Collateral Agent and the Revolving Credit Lenders and the other Lenders, in form and substance reasonably satisfactory to the Administrative Agent;
(l)    the Administrative Agent shall have received the following documents in relation to the Dutch Borrower:
(i)    A copy of the articles of association (statuten) and deed of incorporation (oprichtingsakte) of the Dutch Borrower, as well as an extract (uittreksel) from the Dutch Commercial Register (Handelsregister);
(ii)    A copy of a resolution of the board of managing directors of the Dutch Borrower, approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute the Loan Documents to which it is a party; and
(iii)    A copy of the resolution of the shareholder(s) of the Dutch Borrower;
(m)    to the extent requested by a Required Revolving Lender in writing not less than five (5) Business Days prior to the Eighth Amendment Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Eighth Amendment, (i) all documentation and other information with respect to the Borrowers required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and (ii) a certification regarding beneficial ownership in respect of the Borrowers as required by 31 C.F.R. § 1010.230;
(n)    With respect to each improved Mortgaged Property, a “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination and, if the area in which any improvements located on any Mortgaged Property is designated a “special flood hazard area” by the Federal Emergency Management Agency (or any successor agency), evidence of flood insurance satisfying the requirements of Section 6.07(b) of the Credit Agreement.
(o)    The Administrative Agent shall have received, for the account of each Lender party hereto, a commitment fee equal to (i) 0.15% of the lesser of (x) the amount of Revolving Credit Commitments of each Revolving Credit Lender that was a Revolving Credit Lender immediately prior to the Eighth Amendment Effective Date (each an “Extending Lender”) on the Eighth Amendment Effective Date and (y) the amount of the Revolving Credit Commitments of such Extending Lender immediately prior to the Eighth Amendment Effective Date (such lesser amount, the “Extended Commitments”) and (ii) 0.25% of the amount of Revolving Credit Commitments of each Lender on the Amendment Effective Date not consisting of Extended Commitments.
SECTION 3     Costs and Expenses. Each of the Loan Parties hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of Cahill Gordon & Reindel LLP) incurred in connection with the negotiation, preparation, execution and delivery of this Eighth Amendment and all other documents and instruments delivered in connection herewith.
SECTION 4    Remedies. This Eighth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 5    Representations and Warranties. To induce the Administrative Agent and the Required Revolving Lenders to enter into this Eighth Amendment, each of the Loan Parties party hereto represents and warrants to the Administrative Agent and the Required Revolving Lenders on and as of the Eighth Amendment Effective Date that, in each case:
(a)    this Eighth Amendment has been duly authorized, executed and delivered by it and each of this Eighth Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent; and
(b)    no Default or Event of Default exists as of the Eighth Amendment Effective Date, both immediately before and after giving effect to this Eighth Amendment.
SECTION 6    Post-Effectiveness Undertakings. On or prior to the 90th day following the Eighth Amendment Effective Date (as such date may be extended by the Administrative Agent in its reasonable discretion), Successor Holdings shall ensure that the Collateral Documents listed on Schedule I hereto are entered into and, in connection therewith, cause the delivery of such agreements and instruments that may be required by such Collateral Documents and such certifications and legal opinions as set forth therein.
SECTION 7    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the Eighth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Eighth Amendment.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Eighth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of the Obligations under the Loan Documents, in each case, as amended by this Eighth Amendment and such other obligations and liabilities expressed or purported to be secured pursuant to such Collateral Documents.

(c)    The execution, delivery and effectiveness of this Eighth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Eight Amendment shall not constitute a novation of the Credit Agreement or the other Loan Documents.
SECTION 8    Governing Law; Jurisdiction; Etc. THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b) and (c) AND SECTIONS 10.16 AND 10.17 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
SECTION 9    Counterparts. This Eighth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.
SECTION 10    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Eighth Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 11    Acknowledgment and Consent to Bail-In.
(a)    Each party hereto acknowledges that any liability of any Revolving Credit Lender that is an EEA Financial Institution arising under this Eighth Amendment, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(i)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(ii)    the effects of any Bail-In Action on any such liability, including, if applicable:
(A)    a reduction in full or in part or cancellation of any such liability;
(B)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Eighth Amendment; or

(C)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(b)    For the purposes of this Section 11:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule;
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway;
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
SECTION 12    Acknowledgment and Consent Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, of Hedging Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any

Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 12, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Covered Party” has the meaning given to such term in this Section 12(a).
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning given to such term in this Section 12.
“Supported QFC” has the meaning given to such term in this Section 12.
“U.S. Special Resolutions Regimes” has the meaning given to such term in this Section 12.

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first above written.
AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By: /s/ Marcel Apeldoorn
Name: Marcel Apeldoorn
Title: Managing Director

By: /s/ Dirk Lippens
Name: Dirk Lippens
Title: Managing Director

AXALTA COATING SYSTEMS U.S., INC., as
U.S. Holdings

By: /s/ Sean M. Lannon
Name: Sean M. Lannon
Title: Senior Vice President and Chief
Financial Officer

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By: /s/ Sean M. Lannon
Name: Sean M. Lannon
Title: Senior Vice President and Chief
Financial Officer

AXALTA COATING SYSTEMS LTD., as Successor Holdings

By: /s/ Robert W. Bryant
Name: Robert W. Bryant
Title: Chief Executive Officer

Signature Page to Eighth Amendment to Axalta Credit Agreement

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, L/C Issuer, Swing Line Lender, and a Lender

By: /s/ Jeff Ogden
Name: Jeff Ogden
Title: Managing Director

Signature Page to Eighth Amendment to Axalta Credit Agreement

Deutsche Bank AG New York, as a Lender

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

If a second signature is necessary:

By: /s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

Signature Page to Eighth Amendment to Axalta Credit Agreement

Goldman Sachs Bank USA, as a Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Signature Page to Eighth Amendment to Axalta Credit Agreement

Bank of America, N.A., as a Lender

By: /s/ Brandon Weiss
Name: Brandon Weiss
Title: Vice President

Signature Page to Eighth Amendment to Axalta Credit Agreement

CITIBANK, NA, as a Lender

By: /s/ David Jaffe
Name: David Jaffe
Title: Vice President

Signature Page to Eighth Amendment to Axalta Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ James Shender
Name: James Shender
Title: Vice President

Signature Page to Eighth Amendment to Axalta Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ William O’ Daly
Name: William O’ Daly
Title: Authorized Signatory

By: /s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

Signature Page to Eighth Amendment to Axalta Credit Agreement

SunTrust Bank, as a Lender

By: /s/ Steve Curran
Name: Steve Curran
Title: Director

Signature Page to Eighth Amendment to Axalta Credit Agreement

PNC BANK, National Association, as a Lender

By: /s/ Mark F. McCue
Name: Mark F. McCue
Title: Vice President

Signature Page to Eighth Amendment to Axalta Credit Agreement

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Donna J. Emhart
Name: Donna J. Emhart
Title: Senior Vice President

Signature Page to Eighth Amendment to Axalta Credit Agreement

Schedule I
Post-Effective Undertakings

Luxembourg
1.a copy of the up-to-date articles of association of each Luxembourg Guarantor.
2.a copy of an up-to-date (i) excerpt (extrait) and (ii) certificate of absence of judicial decisions (certificat de non-inscription d'une décision judiciaire) indicating the absence of insolvency proceedings, delivered by the Luxembourg trade and companies register in respect of each Luxembourg Guarantor.
3.a copy of a resolution of the board of managers of each Luxembourg Guarantor approving the terms of, and the transactions contemplated by the Collateral Documents and the Luxembourg Confirmation Agreement to which it is a party and resolving to execute the Collateral Documents and the Luxembourg Confirmation Agreement to which it is a party, authorizing a specified person or persons to execute the Collateral Documents and the Luxembourg Confirmation Agreement to which it is a party on its behalf; and authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatch by it under or in connection with the Collateral Documents and the Luxembourg Confirmation Agreement to which it is a party.
4.the Luxembourg confirmation agreement (the "Luxembourg Confirmation Agreement") between Axalta Coating Systems Dutch Holding B B.V., Axalta Coating Systems Luxembourg Top S.à r.l., Axalta Coating Systems Luxembourg Holding S.à r.l., Axalta Coating Systems Finance 1 S.à r.l., Axalta Coating Systems Finance 3 S.à r.l., Axalta Coating Systems UK Holding Limited, Axalta Coating Systems Ireland Limited and Axalta Coating Systems Ltd. as pledgors and the Collateral Agent in relation to the existing Luxembourg security documents.
5.certified shareholder's registers of Axalta Coating Systems Luxembourg Holding S.à r.l., Axalta Coating Systems Luxembourg Holding 2 S.à r.l., Axalta Coating Systems Finance 1 S.à r.l., Axalta Coating Systems Finance 2 S.à r.l., Axalta Coating Systems Finance 3 S.à r.l. and Axalta Coating Systems Luxembourg Top S.à r.l. to be provided to the Collateral Agent on the same date as the date of the Luxembourg Confirmation Agreement.
6.legal opinions from (i) Clifford Chance S.C.S., Luxembourg legal counsel to the Administrative Agent and (ii) Arendt & Medernach, Luxembourg legal counsel to the Luxembourg Guarantors, both addressed to the Administrative Agent, the Collateral Agent and the Lenders party hereto and in form and substance reasonably satisfactory to the Administrative Agent.
Germany
1.    Junior ranking share pledge agreements relating to the shares in (i) Axalta Coating Systems Verwaltungs GmbH; (ii) Spies Hecker GmbH;(iii) Standox GmbH; and (iii) Axalta Coating Systems Germany Beteiligungs GmbH, in each case, in form and substance reasonably satisfactory to the Collateral Agent.
2.    Junior ranking partnership interest pledge agreements relating to the partnership interests in (i) Axalta Coating Systems Deutschland Holding GmbH & Co. KG; (ii) Axalta Coating Systems Logistik

Germany GmbH & Co. KG; and (iii) Axalta Coating Systems Germany GmbH & Co. KG, in each case, in form and substance reasonably satisfactory to the Collateral Agent.
3.    Junior ranking account pledge agreement to be entered into by Axalta Coating Systems Verwaltungs GmbH, Axalta Coating Systems Deutschland Holding GmbH & Co. KG, Spies Hecker GmbH, Standox GmbH, Axalta Coating Systems Logistik Germany GmbH & Co. KG, Axalta Coating Systems Germany Beteiligungs GmbH and Axalta Coating Systems Germany GmbH & Co. KG, in form and substance reasonably satisfactory to the Collateral Agent.
4.    Confirmation and amendment agreement relating to the global assignment agreements, security transfer agreements, and security purpose agreements, in each case, in form and substance reasonably satisfactory to the Collateral Agent.
5.    Legal opinions from (i) Clifford Chance Deutschland LLP, German legal counsel to the Administrative Agent and (ii) Latham & Watkins LLP (Germany), German legal counsel to the German Guarantors, both addressed to the Administrative Agent, the Collateral Agent and the Lenders party hereto and in form and substance reasonably satisfactory to the Administrative Agent.
United States
With respect each existing Mortgaged Property:
either:
A)    written confirmation (which confirmation may be provided in the form of an electronic mail acknowledgment in form and substance reasonably satisfactory to the Administrative Agent) from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:
i)    the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment for the benefit of the Secured Parties; and
ii)    no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment for the benefit of the Secured Parties; or
B)    the following documentation with respect to the Mortgaged Property:
i)    an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;

ii)    a customary legal opinion or opinions, addressed to the Administrative Agent for itself and for the benefit of each of the Secured Parties covering the enforceability of the applicable Mortgage as amended by the Mortgage Amendment in form and substance reasonably satisfactory to the Administrative Agent; and
iii)    A date down, modification, so-called “non-impairment” or other endorsement to the existing Mortgage Policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent;
iv)    such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the Title Policy contemplated in this Schedule I and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the Mortgage Policy contemplated in this Schedule I to the extent invoiced; and
v)    evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above to the extent invoiced.

EXHIBIT A

Lender	Dollar Revolving Credit Commitment	Pro Rata Share of Dollar Revolving Credit Commitments	Multicurrency Revolving Credit Commitment	Pro Rata Share of Multicurrency Revolving Credit Commitments
BARCLAYS BANK PLC	$20,925,000	14.0%	$34,875,000	14.0%
DEUTSCHE BANK AG NEW YORK BRANCH	$20,925,000	14.0%	$34,875,000	14.0%
GOLDMAN SACHS BANK USA	$20,925,000	14.0%	$34,875,000	14.0%
BANK OF AMERICA, N.A.	$17,437,500	11.6%	$29,062,500	11.6%
CITIBANK, N.A.	$17,437,500	11.6%	$29,062,500	11.6%
JPMORGAN CHASE BANK, N.A.	$17,437,500	11.6%	$29,062,500	11.6%
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$12,437,500	8.3%	$29,062,500	11.6%
SUNTRUST BANK	$8,737,500	5.8%	$14,562,500	5.8%
PNC BANK, NATIONAL ASSOCIATION	$8,737,500	5.8%	$14,562,500	5.8%
PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION	$5,000,000	3.3%	$0	0.0%
TOTAL	$150,000,000	100%	$250,000,000	100%

EXHIBIT B
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to the Eighth Amendment, dated as of June 28, 2019 (the “Eighth Amendment”), to the Credit Agreement (as defined in the Eighth Amendment), by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a Delaware corporation (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a Delaware corporation (“U.S. Holdings”), AXALTA COATING SYSTEMS LTD., a Bermuda exempted limited liability company (“Successor Holdings”), each Subsidiary Guarantor listed on the signature pages hereto and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and as lender. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Eighth Amendment, as applicable.
2.    Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Eighth Amendment. Each of the parties hereto acknowledges the terms of the Eighth Amendment and hereby agrees and/or confirm for the benefit of the Secured Parties, with respect to each Loan Document to which it is a party, after giving effect to the Eighth Amendment:
(a)    all of its obligations, liabilities and indebtedness under each such Loan Document, including guarantee and indemnity obligations and any new obligations, liabilities and indebtedness arising as a result of the Eighth Amendment, shall remain in full force and effect on a continuous basis;
(b)    all of its guarantee obligations, subject to any limitations set forth in the Guaranty, and all of its indemnity obligations contained in each Loan Document extend to any new obligations assumed by it under the Loan Documents as a result of the Eighth Amendment (including, but not limited to, under the amended Credit Agreement); and
(c)    all of the Liens and security interests created and arising under each such Loan Document are hereby expressly confirmed and remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.18 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents and such other liabilities and obligations expressed or purported to be secured pursuant to such Loan Document to the extent provided in such Loan Documents.
3.    This Acknowledgment and Confirmation has been duly authorized, executed and delivered by it and this Acknowledgment and Confirmation constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

B-1

4.    THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b), 10.15(c) AND 10.16 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
5.    This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed as of the date first above written.
BORROWERS:
AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By: ____________________________
Name:
Title:
HOLDINGS:
AXALTA COATING SYSTEMS LTD., as Successor Holdings

By: ____________________________
Name:
Title:

AXALTA COATING SYSTEMS U.S., INC., as U.S. Holdings

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

GUARANTORS:
Signed by
Axalta Coating Systems Australia Pty Ltd
by

Sign here: ____________________________     Sign here: ____________________________
Director                         Director

Print name: ____________________________     Print name: ____________________________

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BERMUDA FINANCE LTD.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BERMUDA FINANCE 1 LTD.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BRASIL LTDA

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Witnesses:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

1.______________________________	2.______________________________
Name:	Name:
ID:	ID:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS CANADA COMPANY

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FRANCE

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

HOLDING SAS

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

SOCIÉTÉ TOULOUSAINE DE PEINTURES ET ACCESSOIRES SAS

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

PEINTURE ANTICO DIFFUSION SAS

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

SYSTÈME PEINTURE SERVICE

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DEUTSCHLAND HOLDING GMBH & CO. KG

represented by its general partner

AXALTA COATING SYSTEMS VERWALTUNGS GMBH, which in turn is represented by

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BETEILIGUNGS GMBH

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GERMANY GMBH & CO. KG
(represented by Axalta Coating Systems Deutschland Holding GmbH & Co. KG as its general partner (Komplementär) in turn acting through its general partner Axalta Coating Systems Verwaltungs GmbH)

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LOGISTIK GERMANY GMBH & CO. KG
(acting through its general partner (Komplementär) Axalta Coating Systems Verwaltungs GmbH)

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS VERWALTUNGS GMBH

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

SPIES HECKER GMBH

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

STANDOX GMBH

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS IRELAND LIMITED

By: ____________________________
Name:
Title:

AXALTA COATING SYSTEMS FINANCE 1 S.À R.L.
Société à responsabilité limitée
10A, rue Henri M, Schnadt
L-2530 Luxembourg
R.C.S. Luxembourg: B 173.442

Duly represented by: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 2 S.À R.L.
Société à responsabilité limitée
10A, rue Henri M, Schnadt
L-2530 Luxembourg
R.C.S. Luxembourg: B 174.719

Duly represented by: ___________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 3 S.À R.L.
Société à responsabilité limitée
10A, rue Henri M, Schnadt
L-2530 Luxembourg
R.C.S. Luxembourg: B 192.339

Duly represented by: ___________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LUXEMBOURG HOLDING S.À R.L.
Société à responsabilité limitée
10A, rue Henri M, Schnadt
L-2530 Luxembourg
R.C.S. Luxembourg: B 171.370

Duly represented by: ___________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LUXEMBOURG HOLDING 2 S.À R.L.
Société à responsabilité limitée
10A, rue Henri M, Schnadt
L-2530 Luxembourg
R.C.S. Luxembourg: B 173.385

Duly represented by: ___________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LUXEMBOURG TOP S.À R.L.
Société à responsabilité limitée
10A, rue Henri M, Schnadt
L-2530 Luxembourg
R.C.S. Luxembourg: B 197.808

Duly represented by: __________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS MÉXICO, S. DE R.L. DE C.V.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SERVICIOS MÉXICO, S. DE R.L. DE C.V.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS ASIA HOLDING B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BENELUX B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 1 B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 2 B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING A B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS EMEA HOLDING B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LA HOLDING II B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

METALAK B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

PLASCOAT EUROPE B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

PLASTIC COATINGS HOLDINGS B.V.

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS RUS LLC

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SINGAPORE HOLDING PTE. LTD.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SCANDINAVIA HOLDING AB

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SWEDEN AB

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS NORDIC AB

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GMBH

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS INTERNATIONAL HOLDING GMBH

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS INTERNATIONAL SÀRL

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SWITZERLAND GMBH

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA POLYMER POWDERS SWITZERLAND SÀRL

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS HUTHWAITE UK LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS TEWKESBURY UK LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS UK HOLDING LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of

AXALTA COATING SYSTEMS UK LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of

AXALTA COATING SYSTEMS U.K. (2) LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS WEST BROMWICH UK LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA POWDER COATING SYSTEMS UK LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
KELVIN WAY PROPERTIES LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
PLASCOAT SYSTEMS LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
PLASCOAT HOLDINGS LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
SPENCER COATINGS GROUP LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

For and on behalf of
THE INDEPENDENT COATINGS GROUP LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

DURA COAT PRODUCTS, INC.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

DURA COAT PRODUCTS OF ALABAMA, INC.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS IP CO. LLC

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS U.S.A., LLC

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS USA HOLDINGS, INC.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS, LLC

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS USA, LLC

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

CHEMSPEC USA, LLC

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

COATINGS FOREIGN IP CO. LLC

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

PLASCOAT CORP.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

PLASCOAT, INC.

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SOUTH AFRICA PROPRIETARY LIMITED

By: ____________________________
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Eighth Amendment to Axalta Credit Agreement